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                                                                    Exhibit 10.2


(AHN KWAN & CO. LETTERHEAD)



                                                                      DELOITTE
                                                                      TOUCHE
                                                                      TOHMATSU




                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements on Form F-3 (File Nos. 333-7284, 333-91034 and 333-99073) of SK Telecom Co., Ltd. of our
report dated March 28, 2003 (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the translation of Korean won amounts into US dollar amounts, the differences between generally accepted accounting standards in Korea and the United States, and the early adoption of Statement of Korea Accounting Standards No. 6, "Event Occurring after Balance Sheet Date".) appearing in this annual report on Form 20-F of SK Telecom Co., Ltd. for the year ended December 31, 2002.


/s/ Ahn Kwon & Co


Ahn Kwon & Co., a member firm of Deloitte Touche Tohmatsu
Seoul, Korea

June 2, 2003